Exhibit 4.6


            Receipts on Corporate Securities Trust, Series CHR 1998-1
                     $57,830,000 Residual Class Certificates

                    $48,096,190 Amortizing Class Certificates

                  Prudential Securities Structured Assets, Inc.
                                    Depositor

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This  Registration  Rights  Agreement  (this  "Agreement")  is made and
                                                        ---------
entered into as of June 9, 1998 by and between Prudential Securities Structured Assets, Inc., a Delaware corporation (the "Company"), and Prudential Securities
                                           -------
Incorporated  (the  "Initial  Purchaser"),  which  has  agreed  pursuant  to the
                     ------------------
Purchase Agreement described below to purchase from the Company an aggregate of $57,830,000 in certificate principal amount of Receipts on Corporate Securities, Series CHR 1998-1, Residual Class Certificates and an aggregate of $48,096,190 in certificate principal amount of Receipts on Corporate Securities, Series CHR 1998-1, Amortizing Class Certificates (together, the "Initial Certificates").
                                                        ---------------------
The Initial Certificates evidence a class of undivided interest in Receipts on Corporate Securities Trust, Series CHR 1998-1 (the "Trust") to be formed
                                                           -----
pursuant  to the  Trust  Agreement  dated as of August  28,  1997,  between  the
Company, as depositor, and The Bank of New York, as trustee (together with any successor trustee, the "Trustee"), as amended by Base Amendment No. 1 thereto dated as of February 27, 1998 and as supplemented by the Series CHR 1998-1 Supplement, to be dated as of June 9, 1998 (together, and as amended from time to time, the "Trust Agreement"). The property of the Trust will consist
                ----------------
principally of $57,830,000 aggregate principal amount of 7.40% Debentures due 2097 (the "Term Assets") issued by Chrysler Corporation ("CHR") and transferred
           -----------
by the Company to the Trust in exchange for the Initial Certificates and certain other interests in the Trust.

         This Agreement is made pursuant to the Terms Agreement, dated June 9, 1998 between the Company and the Initial Purchaser, which Terms Agreement incorporates by reference the document entitled "Prudential Securities Structured Assets, Inc.--Receipts of Corporate Securities--Offered From Time to Time in Series, Purchase Agreement--Basic Provisions", dated August 25, 1997 (together, the "Purchase Agreement"). In order to induce the Initial Purchaser
                 ------------------
to purchase the Initial Certificates, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser under the Purchase Agreement.

         The parties hereby agrees as follows:

         Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.
         ---

         Affiliate: With respect to any specified person, any other person that,
         ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.
         -------------

         Broker-Dealer Transfer Restricted Securities: The Exchange Certificates
         --------------------------------------------
that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Initial Certificates that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Initial Certificates acquired directly from any of the Company or its Affiliates).

         Business  Day:  Any day except a  Saturday,  Sunday or other day in the
         -------------
City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

         Certificated Securities: As defined in the Trust Agreement.
         -----------------------

         Certificates: The Initial Certificates and the Exchange Certificates.
         ------------

         Closing Date: As defined in the Purchase Agreement.
         ------------

         Commission: The Securities and Exchange Commission.
         ----------

         Consummate:  The  Exchange  Offer  shall be  deemed  "Consummated"  for
         ----------
purposes of this Agreement upon the occurrence of the latest to occur of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Certificates to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(b) hereof, and (c) the issuance by the Trustee pursuant to the Trust Agreement of the Exchange Certificates in the same aggregate principal amount as the aggregate principal amount of the Initial Certificates tendered by Holders thereof pursuant to the Exchange Offer.

         Depositary:  The  Depository  Trust  Company,  or any other  depositary
         ----------
appointed by the Trust; provided, however, that such depositary must have an address in the Borough of Manhattan, The City of New York.

         Distribution   Date:  As  defined  in  the  Trust   Agreement  and  the
         -------------------
Certificates.

         Exchange Act: The Securities Exchange Act of 1934, as amended.
         ------------

         Exchange  Certificates:  Any of the Receipts on  Corporate  Securities,
         ----------------------
Series CHR 1998-1, Residual Class Certificates and the Receipts on Corporate Securities, Series CHR 1998-1, Amortizing Class Certificates to be issued pursuant to the Trust Agreement (i) in the Exchange Offer, (ii) in exchange for Exchange Certificates or (iii) upon the request of any Holder of Initial Certificates covered by a Shelf Registration Statement, in exchange for such Initial Certificates.

         Exchange Offer:  The registration by the Company on behalf of the Trust
         --------------
under the Act of the Exchange Certificates pursuant to the Exchange Offer Registration Statement pursuant to which the Company on behalf of the Trust shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Exchange Certificates in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         Exchange  Offer  Registration  Statement:  The  Registration  Statement
         ----------------------------------------
relating to the Exchange Offer, including the related Prospectus.

         Exempt  Resales:  The  transactions  in  which  the  Initial  Purchaser
         ---------------
proposes to sell the Initial Certificates to institutional investors which are "accredited investors" (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) or "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

         Holders:  With  respect to a Transfer  Restricted  Security,  the owner
         -------
thereof.

         Indemnified Holder: As defined in Section 6(a).
         ------------------

         NASD: National Association of Securities Dealers, Inc.
         ----

         Person: An individual, partnership,  corporation, trust, unincorporated
         ------
organization, or a government or agency or political subdivision thereof.

         Prospectus:  The prospectus included in a Registration Statement at the
         ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Rating Agencies:  Moody's Investors Service, Inc. and Standard & Poor's
         ---------------
Ratings Services.

         Registrar: As defined in the Trust Agreement.
         ---------

         Registration Default: As defined in Section 4.
         --------------------

         Registration Statement: Any registration statement filed by the Company
         ----------------------
on behalf of the Trust relating to (a) an offering of Exchange Certificates pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Restricted  Broker-Dealer:  Any Broker-Dealer which holds Broker-Dealer
         -------------------------
Transfer Restricted Securities.

         Shelf Registration Statement: As defined in Section 3(a).
         ----------------------------

         TIA: The Trust  Indenture  Act of 1939, as in effect on the date of the
         ---
Trust Agreement.

         Transfer Restricted Securities: Each Certificate, until the earliest to
         ------------------------------
occur of (a) the date on which such Certificate is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Certificate has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Certificate is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Certificate is sold pursuant to Rule 144 under the Act.

         Underwritten Offering: An offering in which Certificates are sold to an
         ---------------------
underwriter for reoffering to the public.

         Registered Exchange Offer.

         Unless (i) the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 4(a)(i) below have been complied with), and (ii) the credit rating assigned to CHR by both Rating Agencies falls below investment grade prior to any of the periods described in this Section 2(a) or Section 2(b) below, the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission within 180 days after the Closing Date, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest practicable time thereafter, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Certificates to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) promptly after the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Certificates to be offered in exchange for the Initial Certificates that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 2(c) below.

         The Company will mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than 30 days and not more than 45 days after the date notice of the Exchange Offer is mailed to the Holders; provided, however, that
                                                        --------   -------
in no event shall such period be less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Certificates shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 210 days following the Closing Date.

         The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer which holds the Initial Certificates that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Initial Certificates (other than Transfer Restricted Securities acquired directly from the Company or an Affiliate thereof) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Exchange Certificate received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement; provided, however, that by delivering a Prospectus, a
                         --------   -------
Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of the Certificates held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The  Company  shall use its best  efforts  to keep the  Exchange  Offer
Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated.

         The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such sales.

         The Company shall utilize the services of the Depositary for the Exchange Offer, if and as permitted pursuant to applicable law.

         Shelf Registration.

         Shelf  Registration.  Unless the credit rating  assigned to CHR by both
         -------------------
Rating Agencies falls below investment grade prior to any of the periods described in this Section 3(a), if (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Exchange Certificates because the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 4(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Certificates acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Initial Certificates acquired directly from the Company or one of its Affiliates, then the Company shall (x) cause to be filed, on or prior to 60 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above, or 60 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration
                                                              ------------------
Statement")) relating to all Transfer Restricted Securities the Holders of which
---------
shall have provided the information required pursuant to Section 3(b) hereof, and shall (y) use its best efforts to cause such Shelf Registration Statement to become effective within 120 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. The Company shall use its best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 4(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 3(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of not more than one year (as extended pursuant to Section 4(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period that will terminate when all the Certificates covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company shall utilize the services of the Depositary, if and as permitted pursuant to applicable law.

         Provision  by Holders of Certain  Information  in  Connection  with the
         -----------------------------------------------------------------------
Shelf Registration  Statement.  No Holder of Transfer Restricted  Securities may
-----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         Registration Procedures.

         Exchange Offer Registration  Statement. In connection with the Exchange
         --------------------------------------
Offer, the Company shall comply with all applicable provisions of Section 4(c) below, shall use its best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

         If, following the date hereof there has been published, or otherwise communicated by the staff of the Commission (the "Staff") a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer. The Company hereby agrees to pursue the issuance of such a decision by the Staff. In connection with the foregoing, the Company hereby agrees to take all such other actions as are reasonably requested by the Staff or otherwise reasonably required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Staff, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a favorable resolution (if possible) by the Commission staff of such submission.

         As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company or CHR,
(B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Certificates to be issued in the Exchange Offer and (C) it is acquiring the Exchange Certificates in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the staff of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991)
                          ---------------------------
(the "Morgan Stanley Letter") and Exxon Capital Holdings Corporation  (available
      ---------------------       ----------------------------------
May 13, 1988) (the "Exxon  Capital  Letter"),  as  interpreted in the Commission
                    ----------------------
staff's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Certificates obtained by such Holder in exchange for Initial Certificates acquired by such Holder directly from the Company or an Affiliate thereof.

         Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the staff of the Commission enunciated in the Exxon Capital Letter, the Morgan Stanley Letter and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Certificates to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Certificates in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Certificates received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

         Shelf Registration Statement. In connection with the Shelf Registration
         ----------------------------
Statement, the Company shall comply with all of the provisions of Section 4(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b)), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         General Provisions.  In connection with any Registration  Statement and
         ------------------
any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

         use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 2 or 3 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for its intended purposes as soon as practicable thereafter, and shall advise the underwriter(s), if any, and selling Holders of Certificates covered by such Registration Statement (and, if requested by such Persons, confirm such advice in writing) of any circumstances covered by clause (A) or
(B);

         prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 2 or 3, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A, 434 and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         advise the underwriter(s), if any, and selling Holders promptly (and, if requested by such Persons, confirm such advice in writing), (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer
Restricted Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any of the preceding purposes,
(D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         furnish to the Initial Purchaser, each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (but excluding all documents incorporated by reference after the initial filing of such
Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

         make available at reasonable times for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records relating to the Trust, and cause the officers, directors and employees of the Company to supply all readily obtainable information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

         if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

         furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

         deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

         enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering, the Company shall:

         furnish (or in the case of paragraph (2), use its best efforts to furnish) to each selling Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and each post-effective amendment thereto and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement:

         a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company by the President or any Vice President, confirming, as of the date thereof, the matters set forth in paragraph (g) of
Section 2 of the Purchase Agreement (to the extent applicable) and such other matters as the Holders, underwriter(s) and/or Restricted Broker Dealers may reasonably request; and

         a letter, dated the date of Consummation of the Exchange Offer (and the effective date of any post-effective amendment to the Exchange Offer Registration Statement) or the date of effectiveness of the Shelf Registration Statement (and each post-effective amendment thereto), as the case may be, of counsel for the Company substantially to the effect that such counsel have participated in conferences with officers and other representatives of the Company and the Trustee, and have considered the matters required to be stated therein and the statements contained therein, although such counsel have not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advise that, on the basis of the foregoing, no information came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer or the effective date of any post-effective amendment to the Exchange Offer Registration Statement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assume no responsibility for and express no advice as to any financial statements, certificates and schedules thereto, and any other accounting or financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

         set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 6 with respect to all parties to be indemnified pursuant to said Section; and

         deliver such other documents and certificates as may be reasonably requested by the selling Holders, the underwriter(s), if any, and Restricted Broker Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (ix).

         The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, the selling Holders and each Restricted Broker-Dealer promptly and, if requested by such Persons, shall confirm such advice in writing;

         prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and its counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

         use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (x) above;

         subject  to  Section  4(c)(i),  if any  fact or event  contemplated  by
Section 4(c)(iii)(D) above shall exist or have occurred, prepare a supplement or, if required, post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         provide a CUSIP number for all Initial Certificates or Exchange Certificates covered by a Registration Statement not later than the effective date of such Registration Statement; and use its best efforts to ensure that each class of Exchange Certificates have the same CUSIP number;

         cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

         cause the Trust Agreement to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Certificates to effect such changes to the Trust Agreement as may be required for such Trust Agreement to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Trust Agreement to be so qualified in a timely manner; and

         provide promptly to each Holder upon request each document filed with the Commission with respect to the Trust pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

         utilize the services of the Depositary, if and as permitted pursuant to applicable law.

         Restrictions  on  Holders.  Each  Holder  agrees  by  acquisition  of a
         -------------------------
Transfer  Restricted  Security that,  upon receipt of the notice  referred to in
Section 4(c)(i) or Section 4(c)(iii)(D), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(c)(xii), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 2 or 3, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(c)(i) or Section 4(c)(iii)(D) to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 4(c)(xii) or shall have received the Advice.

         Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter") and its counsel that may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Certificates to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company and the Trust; (v) all application and filing fees in connection with listing the Certificates on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all rating agency fees in connection with obtaining any rating of the Exchange Certificates sought by the Company.

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the fees and expenses of any Person, including special experts, retained by the Company.

         The Company will not be responsible for the fees and expenses of counsel to the Initial Purchaser or any Holder.

         Indemnification. The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

         In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder shall promptly notify the Company in writing (provided that the failure to give such notice shall not relieve the
          --------
Company of its obligations pursuant to this Agreement). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company; provided, however that such Indemnified Holder shall promptly reimburse the
--------   -------
Company for any amounts paid in respect of this Section 6(a) if it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with its prior written consent, which consent shall not be withheld unreasonably, and each Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with its written consent. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Holder shall have requested an indemnifying party to reimburse the Indemnified Holder for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than twenty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Holder in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

         Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company, and the Company, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

         If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or
Section 6(b) (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from its sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified
Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 6(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities PLUS (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 6(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each of the Holders hereunder and not joint.

         The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in this Section 6, and will survive the sale by a Holder of Certificates covered by a Registration Statement.

         Underwritten Offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

         Selection  of  Underwriters.   For  any  Underwritten   Offering,   the
investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering. Such investment bankers and managers are referred to herein as the "underwriters."

         Miscellaneous.

         Amendments  and Waivers.  The  provisions of this  Agreement may not be
         -----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 4 hereof and this Section 9(a)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities, provided that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchaser, the Company shall obtain the written consent of the Initial Purchaser against which such amendment, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         Notices. All notices and other communications provided for or permitted
         -------
hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), or air courier guaranteeing overnight delivery:

         if to a Holder, at the address set forth on the records of the Trustee under the Trust Agreement; and

         if to the Company:

                      Prudential Securities Structured Assets, Inc. One New York Plaza
                      14th Floor
                      New York, New York 10292
                      Attention:  Robert Troiano
                      and Lawrence S. Motz

         if to the Initial Purchaser:

                      Prudential Securities Incorporated
                      One New York Plaza
                      New York, New York 10292
                      Attention:  Debt Transactions Group

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Successors and Assigns.  This  Agreement  shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent
Holders  of  Transfer  Restricted  Securities;   provided,  however,  that  this
                                                 --------   -------
Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         Counterparts.   This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Headings.  The  headings  in  this  Agreement  are for  convenience  of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

         Governing  Law.  THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
         --------------
ACCORDANCE   WITH  THE  LAW  OF  THE  STATE  OF  NEW  YORK  WITHOUT   REGARD  TO
CONFLICTS-OF-LAW PROVISIONS.

         Severability.  In the  event  that  any one or  more of the  provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, to the extent permitted by law the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior or contemporaneous oral, and all prior written, agreements and understandings between the parties with respect to such subject matter.

         Certificates  Held by the Company.  Whenever the consent or approval of
         ---------------------------------
Holders of a majority in principal amount of the Transfer Restricted Securities is required hereunder, the Transfer Restricted Securities held by any of the Company or its Affiliates (other than subsequent Holders who are deemed to be Affiliates solely by reason of its holdings of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by Holders of such required majority.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC.


                                   By  /s/Terrance O'Dwyer
                                       -----------------------------------------
                                       Name:    Terrance O'Dwyer
                                       Title:   Vice President



                                   PRUDENTIAL SECURITIES INCORPORATED


                                   By  Lawrence S. Motz
                                       -----------------------------------------
                                       Name:    Lawrence S. Motz
                                       Title:   Vice President